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                                                                    Exhibit 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report on National Health Realty, Inc. dated December 2, 1997 and to all references to our firm included in or made a part of this Form S-4 Registration Statement.



                                                             ARTHUR ANDERSEN LLP


Nashville, Tennessee
December 2, 1997